SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2004

TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523 (Commission File Number)	95-2086631 (IRS Employer Identification No.)

14731 Califa Street Van Nuys, California (Address of Principal Executive Offices)	91411 (Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

On May 7, 2004, Trio-Tech International issued a press release announcing its financial results for the third quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO -TECH INTERNATIONAL (Registrant)

/s/ VICTOR H.M. TING
Victor H.M. Ting,
Vice President and Chief Financial Officer (Principal Financial Officer)

Date: May 13, 2004

Exhibit Index

Exhibit
No.	Description
99.1	Press Release